UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders

        Fixed income mutual fund

        Delaware Limited-Term Diversified Income Fund

        December 31, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review Delaware Limited-Term Diversified Income Fund	January 8, 2019

Performance preview (for the year ended December 31, 2018)
Delaware Limited-Term Diversified Income Fund (Institutional Class shares)	1-year return	-0.93%
Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	-1.08%
Bloomberg Barclays 1–3 Year US Government/Credit Index (benchmark)	1-year return	+1.60%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

In contrast to 2017, capital-market volatility picked up considerably during 2018, particularly late in the fiscal year. Investors grew increasingly concerned about slowing global economic growth, fallout from the escalating US-China trade war, rising US Federal Reserve rate hikes, and the risk that the Fed would become overly restrictive in its monetary policy.

The resulting risk-off, flee-to-safety mentality caused credit spreads, which are the premium investors receive for investing in more-volatile securities, to rise. Overall, credit spreads on corporate bonds widened by about 60 basis points (0.60%) during the year, with more than two-thirds of that occurring late in 2018. (One basis point is a hundredth of a percentage point.) Credit spreads on agency mortgage-backed securities (MBS) widened by about 20 basis points as measured by their current coupon.

Driven by four Fed quarter-point rate increases that brought the federal funds target rate to a range of 2.25%-2.50%, rates rose, led by shorter-term bonds. This also caused the Treasury yield curve to flatten significantly: The yield on two-year Treasury securities rose 60 basis points while 10-year Treasury yields climbed 28 basis points.

Within the Fund

For its fiscal year ended Dec. 31, 2018, Delaware Limited-Term Diversified Income Fund underperformed its benchmark, the Bloomberg Barclays 1–3 Year US Government/Credit Index. The Fund’s Institutional Class shares declined 0.93%. The Fund’s Class A shares fell 1.08% at net asset value and fell 3.81% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark gained 1.60%. Complete annualized performance for Delaware Limited-Term Diversified Income Fund is shown in the table on page 4.

For the most part, rising yields and the upturn in volatility hurt the Fund’s 12-month relative performance. The Fund is positioned with a barbell structure, a strategy that involves purchasing both short- and long-term bonds in an attempt to seek better risk adjusted returns. The anchor on the front end – a large portion of floating-rate asset-backed securities (ABS) and some interest-only mortgage-backed securities (MBS) – is positioned to capitalize on rate increases. To balance this, on the long end of the barbell, the Fund holds corporate credit in the 3- to 5-year maturity range to profit from additional yield.

Portfolio management review

Delaware Limited-Term Diversified Income Fund

While the short-term holdings did gain in response to rising yields, the negative effect of the longer-term corporate credit more than offset that benefit. In a risk-off environment, the drop of each basis point added to the credit spread was magnified on the longer end of the barbell.

The Fund’s approach to sector allocation involves far less exposure to Treasurys than the benchmark — just 5% of the portfolio on average during the past year versus 65% in the benchmark. In place of Treasurys, the Fund holds a diverse range of somewhat riskier but potentially higher yielding assets on each end of the barbell. During this period, on the longer end, roughly 4% was allocated to high yield bonds, with 3% each to bank loans and emerging market bonds. Each of these detracted from returns in the risk-off market. Even some high yield credit default swaps (CDX), held as a hedge against some spread widening, proved ineffective.

Drilling deeper, within the agency MBS sector, we also have a barbell layer. Short-term, interest-only securities, which benefit as interest rates rise, are balanced by longer-duration, higher yielding CMOs, which perform poorly as rates rise. That combination, in the right conditions, has had attractive overall returns.

Although this positioning worked well for us in 2016 and 2017, in 2018, as interest rates rose on longer bonds, those long-duration CMOs had poor performance. That more than offset the gains of the interest-only and high-coupon mortgages. That was partly because rising volatility hurt the performance of the interest-only MBS holdings.

On the positive side, floating-rate ABS, interest-only MBS, and other short-term MBS participated as short-term rates rose. Collateralized loan obligations (CLOs), where we had a 2% allocation, were also positive, returning more than 3% versus the benchmark’s 1.60%.

In this challenging environment, we have maintained an overweight to spread duration within credit because we believe the widening spreads have made them more attractive and that their fundamentals haven’t really changed. We can find what we consider to be good companies at more attractive valuations, creating an opportunity for that sector to perform well in terms of yield and potential spread tightening throughout the year. We still like CLOs, where we see opportunities to generate income while containing risk by focusing on the high capital structure of CLOs whose underlying loans are in good shape.

However, there are numerous risks, in our view. These include the chance that the Fed errs by becoming too restrictive and raising interest rates above the neutral rate. That could affect riskier assets, lead to deterioration in credit conditions, and curtail economic growth. Other risks that we see include growing weakness in China or another emerging market country that could broadly affect risk markets. Additionally, the impact of tariffs and trade tensions along with the government shutdown could increasingly affect economic growth.

On the other hand, if prompted by weakening economic conditions, we might also see the Fed and other central banks reverse direction and become more accommodative. If that were to happen, we think it would certainly benefit corporate credit.

Despite the Fund’s disappointing performance of late, we don’t see a reason to change our strategies. We believe the barbell positioning still provides a yield advantage over the benchmark. We want to make sure we have some high-quality duration. And on the shorter side, while the floating rate product may not benefit as designed if further Fed rate increases don’t materialize, it does provide an attractive yield advantage versus other short-term alternatives.

During the year, the Fund owned some high yield credit default swaps along with Treasury futures. Our exposure to credit default swaps averaged about 8% of our portfolio during the year, allowing us to hedge both high yield bank loans and emerging market bonds. Both types of derivatives detracted somewhat from the Fund’s performance, but their combined impact on portfolio returns was less than 50 basis points.

Performance summary Delaware Limited-Term Diversified Income Fund	December 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through December 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 24, 1985)
Excluding sales charge	-1.08%	+1.06%	+2.47%	+4.63%
Including sales charge	-3.81%	+0.50%	+2.19%	+4.55%
Class C (Est. Nov. 28, 1995)
Excluding sales charge	-1.80%	+0.23%	+1.61%	+2.81%
Including sales charge	-2.76%	+0.23%	+1.61%	+2.81%
Class R (Est. June 2, 2003)
Excluding sales charge	-1.43%	+0.71%	+2.11%	+2.28%
Including sales charge	-1.43%	+0.71%	+2.11%	+2.28%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	-0.93%	+1.21%	+2.63%	+3.93%
Including sales charge	-0.93%	+1.21%	+2.63%	+3.93%
Class R6 (Est. May 1, 2017)
Excluding sales charge	-0.75%	n/a	n/a	+0.20%
Including sales charge	-0.75%	n/a	n/a	+0.20%
Bloomberg Barclays 1–3 Year US Government/Credit Index	+1.60%	+1.03%	+1.52%	+3.83%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from Jan. 1, 2018 through Dec. 31, 2018.* Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Diversification may not protect against market risk.

* The aggregate contractual waiver period covering this report is from May 1, 2017 through April 30, 2019.

Performance summary

Delaware Limited-Term Diversified Income Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.39% of the Fund’s average daily net assets for all shares classes other than Class R6 from April 30, 2018 through Dec. 31, 2018*, and 0.32% of the Fund’s Class R6 shares’ average daily net assets from April 30, 2018 through Dec. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios. Additionally, the Fund’s distributer, Delaware Distributors, L.P. (Distributor), has contracted to limit the Fund’s Class A shares’ 12b-1 fees to no more than 0.15% of average daily net assets from Apr. 30, 2018 through Dec. 31, 2018.**

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	0.94%	1.69%	1.19%	0.69%	0.62%
(without fee waivers)
Net expenses	0.54%	1.39%	0.89%	0.39%	0.32%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

* For the period Jan. 1, 2018 to April 29, 2018, the waiver was set at 0.59% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.52% of the Fund’s Class R6 shares’ average daily net assets. The aggregate contractual waiver period covering this report is from Oct. 5, 2016 through Apr. 30, 2019 for all classes other than Class R6 and May 1, 2017 through April 30, 2019 for Class R6.

** The aggregate contractual waiver period was from May 1, 2017 through April 30, 2019.

Performance of a $10,000 investment1

Average annual total returns from Dec. 31, 2008 through Dec. 31, 2018

For the period beginning Dec. 31, 2008 through Dec. 31, 2018	Starting value	Ending value
Delaware Limited-Term Diversified Income	$10,000	$12,958
Fund — Institutional Class shares
Delaware Limited-Term Diversified Income	$9,725	$12,416
Fund — Class A shares
Bloomberg Barclays 1–3 Year US Government/Credit Index	$10,000	$11,632

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Dec. 31, 2008, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the Bloomberg Barclays 1–3 Year US Government/ Credit Index as of Dec. 31, 2008. The Bloomberg Barclays 1–3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade

US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summary

Delaware Limited-Term Diversified Income Fund

	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506
Class R6	DLTZX	245912886

Disclosure of Fund expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to Dec. 31, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from July 1, 2018 to December 31, 2018 (Unaudited)

Delaware Limited-Term Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	7/1/18	12/31/18	Expense Ratio	7/1/18 to 12/31/18*
Actual Fund return†
Class A	$1,000.00	$995.60	0.55%	$2.77
Class C	1,000.00	992.50	1.40%	7.03
Class R	1,000.00	993.80	0.90%	4.52
Institutional Class	1,000.00	997.50	0.40%	2.01
Class R6	1,000.00	997.90	0.33%	1.66
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,022.43	0.55%	$2.80
Class C	1,000.00	1,018.15	1.40%	7.12
Class R	1,000.00	1,020.67	0.90%	4.58
Institutional Class	1,000.00	1,023.19	0.40%	2.04
Class R6	1,000.00	1,023.54	0.33%	1.68

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation

Delaware Limited-Term Diversified Income Fund	As of December 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.03%
Agency Collateralized Mortgage Obligations	9.26%
Agency Commercial Mortgage-Backed Securities	0.51%
Agency Mortgage-Backed Securities	9.33%
Collateralized Debt Obligations	1.91%
Corporate Bonds	40.52%
Banking	13.39%
Basic Industry	3.21%
Brokerage	0.86%
Capital Goods	1.94%
Communications	3.63%
Consumer Cyclical	2.18%
Consumer Non-Cyclical	2.29%
Electric	5.55%
Energy	2.99%
Finance Companies	0.56%
Healthcare	0.40%
Insurance	0.63%
Natural Gas	0.86%
REITs	0.21%
Technology	0.73%
Telecommunications	0.31%
Transportation	0.78%
Loan Agreements	2.62%
Municipal Bond	0.02%
Non-Agency Asset-Backed Securities	28.72%
Non-Agency Collateralized Mortgage Obligations	0.74%
Non-Agency Commercial Mortgage-Backed Security	0.02%
Regional Bond	0.06%
Sovereign Bonds	1.03%
Supranational Banks	0.15%
US Treasury Obligations	1.19%
Preferred Stock	0.31%
Short-Term Investments	7.67%
Total Value of Securities	104.09%
Liabilities Net of Receivables and Other Assets	(4.09%)
Total Net Assets	100.00%

Schedule of investments
Delaware Limited-Term Diversified Income Fund	December 31, 2018

	Principal amount°	Value (US $)

Agency Asset-Backed Securities – 0.03%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.665% 9/26/33 •	123,875	$134,707
Fannie Mae REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31 f	86	89
Freddie Mac Structured Pass Through Certificates
Series T-30 A5 7.61% 12/25/30 ◆•	3,748	3,837

Total Agency Asset-Backed Securities (cost $126,887)		138,633

Agency Collateralized Mortgage Obligations – 9.26%

Fannie Mae Grantor Trust
Series 2001-T5 A2 7.00% 6/19/41 •	22,597	24,948
Fannie Mae Interest Strip
Series 413 167 4.50% 7/25/42 ∑•	1,037,322	214,720
Series 417 C24 3.50% 12/25/42 ∑	666,531	122,552
Series 419 C2 3.00% 5/25/29 ∑	6,615,520	503,853
Series 419 C3 3.00% 11/25/43 ∑	60,495	10,547
Fannie Mae REMICs
Series 2011-105 FP 2.906% (LIBOR01M + 0.40%, Cap 6.50%, Floor 0.40%) 6/25/41 •	1,592,277	1,599,009
Series 2012-44 IK 3.50% 12/25/31 ∑	33,410	3,369
Series 2012-51 SA 3.994% (6.50% minus LIBOR01M, Cap 6.50%) 5/25/42 ∑•	93,433	20,392
Series 2012-98 MI 3.00% 8/25/31 ∑	19,063,229	2,035,878
Series 2012-99 AI 3.50% 5/25/39 ∑	1,165,338	102,206
Series 2012-102 IB 3.50% 9/25/27 ∑	6,346,542	631,926
Series 2012-118 AI 3.50% 11/25/37 ∑	347,088	35,518
Series 2012-120 WI 3.00% 11/25/27 ∑	95,878	8,193
Series 2012-121 ID 3.00% 11/25/27 ∑	521,706	47,749
Series 2012-125 MI 3.50% 11/25/42 ∑	1,142,648	248,129
Series 2012-126 PI 3.50% 7/25/42 ∑	487,885	61,838
Series 2012-128 NP 2.50% 11/25/42	474,974	441,669
Series 2012-129 PZ 3.50% 12/25/42	51,950	51,305
Series 2012-133 NI 4.00% 5/25/42 ∑	437,693	66,582
Series 2012-137 QI 3.00% 12/25/27 ∑	1,257,439	120,361
Series 2012-137 WI 3.50% 12/25/32 ∑	113,317	16,861
Series 2012-146 IO 3.50% 1/25/43 ∑	168,826	33,571
Series 2013-4 PL 2.00% 2/25/43	76,000	61,964
Series 2013-7 EI 3.00% 10/25/40 ∑	1,179,240	127,989
Series 2013-14 BI 2.50% 3/25/28 ∑	378,947	28,568
Series 2013-20 IH 3.00% 3/25/33 ∑	317,840	44,038
Series 2013-26 ID 3.00% 4/25/33 ∑	621,996	86,183
Series 2013-28 YB 3.00% 4/25/43	1,550,000	1,471,784
Series 2013-38 AI 3.00% 4/25/33 ∑	474,033	60,480

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2013-52 ZA 3.00% 6/25/43	220,846	$205,020
Series 2013-55 AI 3.00% 6/25/33 ∑	13,056,776	1,634,875
Series 2013-69 IJ 3.00% 7/25/33 ∑	46,923	6,445
Series 2013-69 IO 3.00% 11/25/31 ∑	76,195	7,027
Series 2013-71 ZA 3.50% 7/25/43	299,348	299,339
Series 2013-92 SA 3.444% (5.95% minus LIBOR01M, Cap 5.95%) 9/25/43 ∑•	194,516	35,314
Series 2014-21 ID 3.50% 6/25/33 ∑	292,938	33,117
Series 2014-59 AI 3.00% 10/25/40 ∑	112,616	12,550
Series 2014-64 IT 3.50% 6/25/41 ∑	72,268	5,835
Series 2014-85 IB 3.00% 12/25/44 ∑	812,339	152,960
Series 2015-28 GI 3.50% 6/25/34 ∑	969,081	117,510
Series 2015-31 ZD 3.00% 5/25/45	468,772	412,862
Series 2015-43 PZ 3.50% 6/25/45	45,337	44,853
Series 2015-44 AI 3.50% 1/25/34 ∑	601,823	65,006
Series 2015-45 AI 3.00% 1/25/33 ∑	54,604	4,685
Series 2015-45 EI 3.00% 12/25/40 ∑	1,102,722	114,352
Series 2015-66 ID 3.50% 5/25/42 ∑	212,058	27,483
Series 2015-71 PI 4.00% 3/25/43 ∑	421,729	69,879
Series 2015-82 AI 3.50% 6/25/34 ∑	3,687,122	459,193
Series 2015-85 BI 4.50% 9/25/43 ∑	542,043	90,150
Series 2015-89 EZ 3.00% 12/25/45	68,001	61,539
Series 2016-2 HI 3.00% 12/25/41 ∑	1,014,677	141,796
Series 2016-17 BI 4.00% 2/25/43 ∑	945,377	139,158
Series 2016-24 LI 3.00% 6/25/42 ∑	668,635	79,754
Series 2016-33 DI 3.50% 6/25/36 ∑	197,548	29,302
Series 2016-43 GI 3.00% 4/25/42 ∑	169,120	19,699
Series 2016-54 PI 3.00% 2/25/44 ∑	1,133,963	119,096
Series 2016-61 ML 3.00% 9/25/46	61,000	57,533
Series 2016-74 GS 3.494% (6.00% minus LIBOR01M, Cap 6.00%) 10/25/46 ∑•	1,317,384	236,637
Series 2016-80 JZ 3.00% 11/25/46	148,403	136,146
Series 2016-83 PI 3.50% 7/25/45 ∑	153,766	23,286
Series 2016-90 CI 3.00% 2/25/45 ∑	567,696	73,035
Series 2016-95 IO 3.00% 12/25/46 ∑	2,463,079	443,118
Series 2016-99 DI 3.50% 1/25/46 ∑	84,135	15,194
Series 2016-99 TI 3.50% 3/25/36 ∑	488,328	64,708
Series 2016-101 ZP 3.50% 1/25/47	97,588	95,071
Series 2016-105 SA 3.494% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/47 ∑•	258,386	45,346
Series 2017-6 NI 3.50% 3/25/46 ∑	764,785	143,006
Series 2017-14 AI 3.00% 9/25/42 ∑	84,251	11,342

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2017-15 NI 3.50% 3/25/42 S	1,008,003	$116,626
Series 2017-15 NZ 3.50% 3/25/47	15,993	15,819
Series 2017-16 SM 3.544% (6.05% minus LIBOR01M, Cap 6.05%) 3/25/47 S•	947,785	194,652
Series 2017-16 UW 3.00% 7/25/45	1,225,000	1,189,582
Series 2017-16 WI 3.00% 1/25/45 S	79,610	9,188
Series 2017-24 AI 3.00% 8/25/46 S	870,383	118,858
Series 2017-40 GZ 3.50% 5/25/47	38,159	38,220
Series 2017-45 IJ 3.00% 11/25/46 S	874,437	106,827
Series 2017-46 BI 3.00% 4/25/47 S	295,391	42,953
Series 2017-59 KI 3.00% 3/25/47 S	950,570	130,044
Series 2017-61 TB 3.00% 8/25/44	30,000	28,513
Series 2017-64 JI 3.50% 7/25/42 S	1,036,870	127,019
Series 2017-67 BZ 3.00% 9/25/47	15,611	14,018
Series 2017-88 EI 3.00% 11/25/47 S	855,251	148,810
Series 2017-94 CZ 3.50% 11/25/47	33,332	31,574
Series 2017-99 DZ 3.50% 12/25/47	94,511	91,614
Series 2017-108 AZ 3.50% 1/25/58	46,601	44,647
Series 2017-111 GZ 3.00% 1/25/48	381,254	339,397
Series 2018-15 GZ 3.00% 3/25/48	117,908	106,469
Series 2018-31 KQ 3.50% 5/25/48	42,000	40,799
Freddie Mac REMICs
Series 3067 FA 2.805% (LIBOR01M + 0.35%, Cap 7.00%, Floor 0.35%) 11/15/35 •	1,904,787	1,908,524
Series 3800 AF 2.955% (LIBOR01M + 0.50%, Cap 7.00%, Floor 0.50%) 2/15/41 •	1,101,850	1,108,239
Series 4015 MY 3.50% 3/15/42	90,000	89,215
Series 4050 EI 4.00% 2/15/39 S	529,740	47,120
Series 4092 AI 3.00% 9/15/31 S	338,317	33,361
Series 4106 EI 3.50% 4/15/41 S	68,774	8,033
Series 4109 AI 3.00% 7/15/31 S	4,771,200	434,382
Series 4120 MI 3.00% 10/15/32 S	47,503	6,822
Series 4139 EI 3.00% 9/15/31 S	355,818	33,078
Series 4146 IA 3.50% 12/15/32 S	67,911	10,435
Series 4151 BI 2.50% 1/15/43 S	1,148,408	189,347
Series 4159 NI 2.50% 7/15/42 S	289,835	25,950
Series 4161 IM 3.50% 2/15/43 S	377,852	75,630
Series 4171 Z 3.00% 2/15/43	488,209	455,240
Series 4180 PI 3.00% 3/15/33 S	2,480,008	326,052
Series 4181 DI 2.50% 3/15/33 S	50,701	6,065
Series 4185 LI 3.00% 3/15/33 S	439,047	61,801
Series 4191 CI 3.00% 4/15/33 S	51,342	7,014

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4197 LZ 4.00% 4/15/43	313,485	$334,469
Series 4203 DI 3.00% 4/15/33 S	5,899,490	491,481
Series 4210 Z 3.00% 5/15/43	659,826	609,690
Series 4223 HI 3.00% 4/15/30 S	2,193,835	139,380
Series 4342 CI 3.00% 11/15/33 S	941,230	110,816
Series 4366 DI 3.50% 5/15/33 S	1,244,106	142,150
Series 4433 DI 3.00% 8/15/32 S	4,530,706	426,002
Series 4453 DI 3.50% 11/15/33 S	4,488,687	476,834
Series 4476 GI 3.00% 6/15/41 S	1,179,700	144,057
Series 4487 BI 3.00% 11/15/41 S	845,532	97,106
Series 4504 IO 3.50% 5/15/42 S	46,629	4,705
Series 4518 CI 3.50% 6/15/42 S	513,371	63,218
Series 4531 PZ 3.50% 11/15/45	145,905	137,754
Series 4567 LI 4.00% 8/15/45 S	434,188	78,549
Series 4574 AI 3.00% 4/15/31 S	2,003,011	245,196
Series 4580 MI 3.50% 2/15/43 S	635,331	83,730
Series 4581 LI 3.00% 5/15/36 S	65,794	8,853
Series 4610 IB 3.00% 6/15/41 S	298,173	30,882
Series 4618 SA 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 9/15/46 S•	348,730	68,032
Series 4622 HI 3.00% 11/15/43 S	892,976	109,287
Series 4623 MS 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 10/15/46 S•	1,033,037	176,330
Series 4623 WI 4.00% 8/15/44 S	1,036,640	156,869
Series 4623 YT 2.50% 3/15/46	1,442,246	1,306,660
Series 4625 PZ 3.00% 6/15/46	36,280	32,670
Series 4643 QI 3.50% 9/15/45 S	1,827,771	309,545
Series 4648 MZ 3.00% 6/15/46	5,296	4,792
Series 4648 SA 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/47 S•	936,268	170,737
Series 4650 JG 3.00% 11/15/46	1,997,000	1,908,429
Series 4655 TI 3.00% 8/15/36 S	80,550	6,552
Series 4655 WI 3.50% 8/15/43 S	699,431	101,484
Series 4656 HI 3.50% 5/15/42 S	531,436	64,496
Series 4657 JZ 3.50% 2/15/47	23,456	21,937
Series 4657 PS 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 2/15/47 S•	3,800,335	678,651
Series 4657 WI 3.50% 3/15/42 S	154,280	15,943
Series 4660 GI 3.00% 8/15/43 S	683,897	98,748
Series 4663 AI 3.00% 3/15/42 S	216,366	29,053
Series 4667 EI 3.50% 4/15/42 S	457,200	58,793
Series 4667 LI 3.50% 10/15/43 S	78,132	11,024

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4669 QI 3.50% 6/15/41 S	81,488	$9,786
Series 4690 WI 3.50% 12/15/43 S	597,459	90,921
Series 4691 LI 3.50% 1/15/41 S	77,332	8,674
Series 4695 OZ 3.00% 6/15/47	594,110	547,892
Series 4710 CI 3.50% 12/15/43 S	299,360	44,257
Series 4721 HI 3.50% 9/15/42 S	509,036	80,961
Series 4761 Z 3.50% 12/15/47	79,507	78,701
Series 4788 EI 4.00% 6/15/40 S	716,894	69,775
Freddie Mac Strips
Series 284 S6 3.645% (6.10% minus LIBOR01M, Cap 6.10%) 10/15/42 S•	969,761	177,526
Series 290 IO 3.50% 11/15/32 S	46,531	6,759
Series 303 151 4.50% 12/15/42 S•	347,660	73,920
Series 303 185 3.50% 1/15/43 S•	1,017,931	183,983
Series 303 C17 3.50% 1/15/43 S	712,892	145,679
Series 319 S2 3.545% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/43 S•	6,260,550	1,133,997
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 t	695	794
Series T-58 2A 6.50% 9/25/43 t	462,074	526,028
GNMA
Series 2011-157 SG 4.13% (6.60% minus LIBOR01M, Cap 6.60%) 12/20/41 S•	93,217	18,508
Series 2012-61 PI 3.00% 4/20/39 S	437,776	23,845
Series 2012-77 MU 2.50% 6/20/42	106,375	101,253
Series 2012-108 KI 4.00% 8/16/42 S	216,812	41,082
Series 2013-26 KD 2.50% 2/16/43	870,000	797,399
Series 2013-79 KE 3.00% 5/20/43	1,250,000	1,158,216
Series 2013-88 LZ 2.50% 6/16/43	471,515	421,364
Series 2013-113 LY 3.00% 5/20/43	17,000	16,176
Series 2014-12 ZB 3.00% 1/16/44	61,412	57,527
Series 2015-36 PI 3.50% 8/16/41 S	543,993	50,785
Series 2015-74 CI 3.00% 10/16/39 S	244,066	28,381
Series 2015-82 GI 3.50% 12/20/38 S	652,247	46,108
Series 2015-111 IH 3.50% 8/20/45 S	147,390	17,529
Series 2015-142 AI 4.00% 2/20/44 S	40,630	4,409
Series 2015-185 PZ 3.00% 12/20/45	838,043	821,351
Series 2016-49 PZ 3.00% 11/16/45	238,299	215,328
Series 2016-89 QS 3.58% (6.05% minus LIBOR01M, Cap 6.05%) 7/20/46 S•	3,242,887	698,052
Series 2016-108 SK 3.58% (6.05% minus LIBOR01M, Cap 6.05%) 8/20/46 S•	159,903	32,322

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2016-115 SA 3.63% (6.10% minus LIBOR01M, Cap 6.10%) 8/20/46 S•	186,212	$31,526
Series 2016-118 DI 3.50% 3/20/43 S	261,288	35,015
Series 2016-126 NS 3.63% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S•	117,052	21,211
Series 2016-146 KS 3.63% (6.10% minus LIBOR01M, Cap 6.10%) 10/20/46 S•	74,850	14,640
Series 2016-149 GI 4.00% 11/20/46 S	583,113	118,762
Series 2016-156 AI 3.00% 12/20/42 S	268,133	26,695
Series 2016-160 VZ 2.50% 11/20/46	31,602	25,131
Series 2016-170 MZ 3.00% 12/20/46	775,083	705,428
Series 2017-4 WI 4.00% 2/20/44 S	78,510	11,862
Series 2017-10 IB 4.00% 1/20/47 S	124,634	27,104
Series 2017-18 QS 3.645% (6.10% minus LIBOR01M, Cap 6.10%) 2/16/47 S•	134,641	23,270
Series 2017-19 AY 3.00% 2/20/47	30,000	28,593
Series 2017-36 ZC 3.00% 3/20/47	188,636	169,251
Series 2017-52 LE 3.00% 1/16/47	474,000	442,466
Series 2017-56 GZ 3.50% 4/20/47	14,840	13,815
Series 2017-80 AS 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 5/20/47 S•	723,661	138,141
Series 2017-88 PB 3.00% 1/20/47	304,000	288,699
Series 2017-101 AI 4.00% 7/20/47 S	89,648	15,564
Series 2017-101 HD 3.00% 1/20/47	89,000	84,927
Series 2017-101 TI 4.00% 3/20/44 S	123,344	17,933
Series 2017-117 GI 3.00% 3/20/47 S	967,435	149,300
Series 2017-121 IC 3.00% 12/20/45 S	1,025,228	145,340
Series 2017-121 IL 3.00% 2/20/42 S	794,984	99,647
Series 2017-134 SD 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S•	176,205	35,663
Series 2017-134 SK 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S•	144,886	25,842
Series 2017-141 JS 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S•	220,576	42,321
Series 2017-147 AI 3.50% 3/20/44 S	824,480	88,356
Series 2017-163 JI 4.00% 7/20/47 S	577,823	108,856
Series 2017-163 KH 3.50% 3/20/44	455,000	460,535
Series 2017-180 MJ 3.00% 12/20/47	298,000	268,387
Series 2017-180 TI 4.00% 4/20/47 S	389,241	68,737
Series 2018-1 QG 3.00% 6/20/47	829,072	786,795
Series 2018-1 QH 3.00% 12/20/47	466,373	435,579
Series 2018-1 SA 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 1/20/48 S•	1,174,170	203,371

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2018-1 ST 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 1/20/48 S•	679,213	$126,431
Series 2018-8 VZ 3.00% 3/20/47	41,114	36,483
Series 2018-15 BI 3.50% 1/20/48 S	1,189,158	205,617
Series 2018-27 KU 3.50% 5/20/46	53,000	53,690
Series 2018-37 SA 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S•	95,852	18,608
Series 2018-46 AS 3.73% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S•	614,593	126,436

Total Agency Collateralized Mortgage Obligations (cost $44,739,775)		44,187,559

Agency Commercial Mortgage-Backed Securities – 0.51%

Fannie Mae Multifamily REMIC Trust
Series 2015-M12 FA 2.641% (LIBOR01M + 0.34%, Floor 0.34%) 4/25/20 •	203,858	203,658
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #•	95,000	98,888
Series 2013-K28 C 144A 3.49% 6/25/46 #•	105,000	102,498
Series 2013-K33 C 144A 3.50% 8/25/46 #•	60,000	57,511
Series 2013-K712 B 144A 3.358% 5/25/45 #•	345,000	344,661
Series 2014-K717 B 144A 3.629% 11/25/47 #•	245,000	247,284
Series 2014-K717 C 144A 3.629% 11/25/47 #•	80,000	80,497
Series 2016-K722 B 144A 3.836% 7/25/49 #•	430,000	436,683
NCUA Guaranteed Notes Trust
Series 2011-C1 2A 2.811% (LIBOR01M + 0.53%, Cap 8.00%, Floor 0.53%) 3/9/21 •	837,146	839,306

Total Agency Commercial Mortgage-Backed Securities (cost $2,422,400)		2,410,986

Agency Mortgage-Backed Securities – 9.33%

Fannie Mae ARM
3.879% (LIBOR12M + 1.754%, Cap 11.211%) 4/1/36 •	17,608	18,435
4.24% (LIBOR12M + 1.552%, Cap 9.623%) 8/1/34 •	55,075	57,322
4.309% (LIBOR12M + 1.592%, Cap 11.215%) 8/1/36 •	26,223	27,702
4.563% (LIBOR12M + 1.83%, Cap 10.16%) 8/1/35 •	18,518	19,435
4.609% (LIBOR12M + 1.859%, Cap 10.109%) 7/1/36 •	15,136	15,925
Fannie Mae S.F. 30 yr
4.50% 9/1/48	3,846,118	4,007,572
5.00% 1/1/40	54,906	58,677
5.50% 5/1/44	5,956,098	6,417,334
5.50% 8/1/48	85,830	92,467
6.00% 6/1/41	201,962	220,224
6.00% 7/1/41	6,482,672	7,073,648

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 1/1/42	136,538	$150,200
Fannie Mae S.F. 30 yr TBA
5.00% 2/1/49	11,494,000	12,030,688
5.00% 3/1/49	2,670,000	2,790,916
Freddie Mac ARM
4.68% (LIBOR12M + 1.93%, Cap 10.039%) 8/1/38 •	8,182	8,487
Freddie Mac S.F. 30 yr
4.50% 8/1/48	1,541,072	1,607,231
5.00% 12/1/44	2,054,439	2,176,690
5.50% 6/1/41	293,038	318,608
6.00% 5/1/39	36,395	40,182
6.00% 7/1/40	1,355,741	1,487,122
GNMA II S.F. 30 yr
5.00% 7/20/48	737,607	768,031
5.00% 9/20/48	1,896,357	1,978,134
GNMA II S.F. 30 yr TBA
5.00% 2/20/49	3,063,000	3,183,668

Total Agency Mortgage-Backed Securities (cost $45,033,898)		44,548,698

Collateralized Debt Obligations – 1.91%

AMMC CLO
Series 2015-16A XR 144A 3.486% (LIBOR03M + 1.05%) 4/14/29 #•	3,420,000	3,419,829
Cathedral Lake CLO
Series 2015-2A AXR 144A 3.686% (LIBOR03M + 1.25%) 7/16/29 #•	890,625	889,800
Dryden 36 Senior Loan Fund
Series 2014-36A X 144A 3.536% (LIBOR03M + 1.10%) 1/15/28 #•	355,556	355,538
Hempstead II CLO
Series 2017-2A X 144A 3.618% (LIBOR03M + 1.00%) 8/10/29 #•	1,593,750	1,592,953
Monarch Grove CLO
Series 2018-1A AX 144A 3.19% (LIBOR03M + 0.70%) 1/25/28 #•	888,890	888,845
Neuberger Berman CLO XVII
Series 2014-17A XR 144A 3.469% (LIBOR03M + 1.00%) 4/22/29 #•	1,271,250	1,271,186

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

Telos CLO
Series 2013-3A X 144A 3.449% (LIBOR03M + 1.00%) 7/17/19 #•	712,500	$712,144

Total Collateralized Debt Obligations (cost $9,132,571)		9,130,295

Corporate Bonds – 40.52%

Banking – 13.39%
Banco de Bogota 144A 5.375% 2/19/23 #	500,000	497,500
Banco do Brasil 144A 4.875% 4/19/23 #	280,000	276,136
Banco Santander 3.50% 4/11/22	1,600,000	1,571,273
Banco Santander Mexico 144A 4.125% 11/9/22 #	150,000	148,125
Bank of America
3.864% 7/23/24 µ	1,890,000	1,886,552
4.271% 7/23/29 µ	325,000	324,049
5.625% 7/1/20	645,000	666,828
Bank of Georgia 144A 6.00% 7/26/23 #	200,000	195,016
Barclays 7.75%µy	405,000	390,590
BB&T 3.75% 12/6/23	1,125,000	1,135,139
BBVA Bancomer 144A 7.25% 4/22/20 #	500,000	519,000
Commonwealth Bank of Australia 2.40% 11/2/20	4,055,000	3,992,733
Compass Bank 2.875% 6/29/22	5,695,000	5,461,275
Credit Suisse 2.30% 5/28/19	4,890,000	4,875,834
Export Credit Bank of Turkey 144A 5.375% 2/8/21 #	300,000	290,715
Fifth Third Bancorp
2.60% 6/15/22	1,800,000	1,752,346
3.95% 3/14/28	430,000	427,640
Goldman Sachs Group 6.00% 6/15/20	2,295,000	2,376,219
HSBC Holdings 3.95% 5/18/24 µ	1,265,000	1,258,845
Huntington National Bank 2.50% 8/7/22	480,000	464,098
ING Groep 144A 4.625% 1/6/26 #	420,000	423,660
JPMorgan Chase & Co.
3.797% 7/23/24 µ	470,000	471,112
4.35% 8/15/21	3,810,000	3,900,153
4.452% 12/5/29 µ	305,000	310,795
KeyBank
2.40% 6/9/22	920,000	891,671
3.18% 5/22/22	1,335,000	1,330,336
Kookmin Bank 144A 2.875% 3/25/23 #	200,000	194,286
Manufacturers & Traders Trust 2.50% 5/18/22	555,000	539,357
Morgan Stanley
3.737% 4/24/24 µ	960,000	953,606
5.00% 11/24/25	1,135,000	1,159,525
5.50% 1/26/20	2,330,000	2,383,281

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
PNC Bank 2.70% 11/1/22	250,000	$243,056
PNC Financial Services Group 5.00%µy	1,160,000	1,070,100
Popular 6.125% 9/14/23	500,000	497,190
Regions Financial
2.75% 8/14/22	370,000	357,254
3.80% 8/14/23	290,000	290,734
Royal Bank of Scotland Group 8.625%µy	1,410,000	1,462,875
Santander UK 144A 5.00% 11/7/23 #	820,000	802,479
Santander UK Group Holdings 4.796% 11/15/24 µ	340,000	337,941
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	4,580,000	4,573,386
SunTrust Banks
2.70% 1/27/22	2,785,000	2,718,037
4.00% 5/1/25	530,000	532,361
Turkiye Garanti Bankasi
144A 5.25% 9/13/22 #	200,000	189,006
144A 6.25% 4/20/21 #	230,000	229,014
UBS Group Funding Switzerland
144A 2.65% 2/1/22 #	640,000	619,685
144A 3.00% 4/15/21 #	2,700,000	2,679,900
6.875%µy	400,000	385,000
US Bancorp 2.375% 7/22/26	360,000	328,829
US Bank 3.40% 7/24/23	360,000	360,352
USB Capital IX 3.50% (LIBOR03M + 1.02%)y•	6,960,000	5,159,100

		63,903,994

Basic Industry – 3.21%
Allegheny Technologies 5.95% 1/15/21	250,000	246,250
Braskem Netherlands Finance 144A 3.50% 1/10/23 #	500,000	475,880
CSN Resources 144A 7.625% 2/13/23 #	300,000	280,500
DowDuPont 4.205% 11/15/23	1,830,000	1,873,170
Equate Petrochemical 144A 3.00% 3/3/22 #	265,000	256,687
First Quantum Minerals
144A 7.00% 2/15/21 #	250,000	240,469
144A 7.25% 5/15/22 #	500,000	465,625
Georgia-Pacific 144A 5.40% 11/1/20 #	5,750,000	5,958,427
Hudbay Minerals 144A 7.25% 1/15/23 #	750,000	744,375
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	500,000	505,000
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	500,000	490,000
Novolipetsk Steel Via Steel Funding DAC 144A 4.50% 6/15/23 #	250,000	244,259
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	250,000	228,474
Phosagro OAO Via Phosagro Bond Funding DAC 144A 3.95% 11/3/21 #	205,000	199,332

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
SASOL Financing USA 5.875% 3/27/24	400,000	$399,574
Syngenta Finance
144A 3.933% 4/23/21 #	620,000	611,839
144A 4.441% 4/24/23 #	785,000	757,211
Vale Overseas 4.375% 1/11/22	32,000	32,640
Vedanta Resources 144A 7.125% 5/31/23 #	205,000	184,859
Westrock 144A 4.65% 3/15/26 #	660,000	671,397
William Lyon Homes 6.00% 9/1/23	500,000	452,500

		15,318,468

Brokerage – 0.86%
E*TRADE Financial 5.30%µy	1,575,000	1,307,408
Intercontinental Exchange 3.45% 9/21/23	460,000	462,235
Jefferies Group 5.125% 1/20/23	2,285,000	2,338,335

		4,107,978

Capital Goods – 1.94%
Bombardier 144A 6.00% 10/15/22 #	500,000	471,250
General Electric
2.962% (LIBOR03M + 0.38%) 5/5/26 •	280,000	225,633
5.55% 5/4/20	2,175,000	2,212,676
6.00% 8/7/19	1,445,000	1,460,796
L3 Technologies 3.85% 6/15/23	280,000	280,698
Nvent Finance 3.95% 4/15/23	2,905,000	2,886,865
United Technologies 2.30% 5/4/22	1,805,000	1,732,894

		9,270,812

Communications – 3.63%
Altice Luxembourg 144A 7.75% 5/15/22 #	400,000	365,500
AT&T 3.956% (LIBOR03M + 1.18%) 6/12/24 •	1,610,000	1,562,824
British Telecommunications 4.50% 12/4/23	230,000	233,353
Cablevision 144A 6.50% 6/15/21 #	510,000	494,064
CCO Holdings 5.75% 9/1/23	500,000	498,750
Charter Communications Operating 4.50% 2/1/24	1,860,000	1,859,138
Comcast 3.70% 4/15/24	680,000	684,585
Crown Castle International
3.15% 7/15/23	2,690,000	2,588,390
3.80% 2/15/28	75,000	70,520
5.25% 1/15/23	735,000	763,891
Crown Castle Towers 144A 3.663% 5/15/25 #	635,000	616,877
CSC Holdings 6.75% 11/15/21	750,000	770,625
Digicel Group 144A 7.125% 4/1/22 #	300,000	141,750
GTH Finance 144A 6.25% 4/26/20 #	500,000	507,785
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	520,000	511,811
Sirius XM Radio 144A 3.875% 8/1/22 #	500,000	481,075

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Communications (continued)
Sprint Spectrum 144A 4.738% 3/20/25 #	450,000	$442,688
Time Warner Entertainment 8.375% 3/15/23	3,295,000	3,762,196
VTR Finance 144A 6.875% 1/15/24 #	500,000	501,875
Warner Media 3.875% 1/15/26	470,000	449,789

		17,307,486

Consumer Cyclical – 2.18%
Atento Luxco 1 144A 6.125% 8/10/22 #	180,000	174,600
Daimler Finance North America 144A 3.35% 2/22/23 #	645,000	636,530
Dollar Tree
3.70% 5/15/23	1,185,000	1,159,944
4.00% 5/15/25	765,000	736,774
Ford Motor Credit 3.336% 3/18/21	1,575,000	1,528,990
General Motors Financial
4.15% 6/19/23	715,000	697,330
4.35% 4/9/25	1,195,000	1,133,840
JD.com 3.125% 4/29/21	400,000	387,202
Marriott International 4.15% 12/1/23	1,845,000	1,849,995
MGM Resorts International 6.625% 12/15/21	500,000	513,750
NCL 144A 4.75% 12/15/21 #	404,000	401,980
Prime Security Services Borrower 144A 9.25% 5/15/23 #	445,000	460,019
Sands China 144A 4.60% 8/8/23 #	200,000	199,177
Scientific Games International 10.00% 12/1/22	500,000	508,120

		10,388,251

Consumer Non-Cyclical – 2.29%
AbbVie 3.75% 11/14/23	745,000	742,003
Bayer US Finance II 144A 4.25% 12/15/25 #	910,000	887,396
CK Hutchison International 144A 2.875% 4/5/22 #	275,000	270,108
Conagra Brands
4.30% 5/1/24	250,000	248,767
4.60% 11/1/25	250,000	251,261
CVS Health
3.35% 3/9/21	1,485,000	1,480,812
3.70% 3/9/23	660,000	653,524
4.10% 3/25/25	285,000	282,883
4.30% 3/25/28	380,000	372,792
JBS Investments 144A 7.25% 4/3/24 #	200,000	202,352
Kernel Holding 144A 8.75% 1/31/22 #	235,000	225,973
Keurig Dr Pepper
144A 3.551% 5/25/21 #	715,000	714,296
144A 4.417% 5/25/25 #	400,000	398,871
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	200,000	201,250
Shire Acquisitions Investments Ireland 1.90% 9/23/19	3,000,000	2,958,529

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Takeda Pharmaceutical 144A 4.40% 11/26/23 #	790,000	$799,461
Teva Pharmaceutical Finance Netherlands III 6.00% 4/15/24	250,000	241,412

		10,931,690

Electric – 5.55%
AEP Texas 2.40% 10/1/22	1,930,000	1,873,169
AES Gener
144A 5.25% 8/15/21 #	203,000	207,511
144A 8.375% 12/18/73 #µ	300,000	300,504
Ameren 2.70% 11/15/20	3,665,000	3,616,924
Arizona Public Service 2.20% 1/15/20	4,195,000	4,175,025
Ausgrid Finance 144A 3.85% 5/1/23 #	655,000	654,152
Avangrid 3.15% 12/1/24	1,100,000	1,063,018
Cemig Geracao e Transmissao 144A 9.25% 12/5/24 #	250,000	267,000
CenterPoint Energy 6.125%µy	525,000	512,531
Cleveland Electric Illuminating 5.50% 8/15/24	1,515,000	1,621,157
Duke Energy 1.80% 9/1/21	1,050,000	1,005,615
Enel Finance International 144A 2.875% 5/25/22 #	2,790,000	2,630,721
Entergy 4.00% 7/15/22	1,050,000	1,059,998
Entergy Louisiana 4.05% 9/1/23	1,125,000	1,154,503
IPALCO Enterprises 3.45% 7/15/20	710,000	709,507
ITC Holdings 2.70% 11/15/22	2,455,000	2,374,971
NV Energy 6.25% 11/15/20	2,460,000	2,585,253
PSEG Power 3.85% 6/1/23	680,000	681,198

		26,492,757

Energy – 2.99%
Antero Resources 5.625% 6/1/23	283,000	269,911
BP Capital Markets America 3.796% 9/21/25	1,035,000	1,041,351
Enbridge Energy Partners
4.375% 10/15/20	305,000	308,633
5.20% 3/15/20	65,000	66,400
Energy Transfer 4.25% 3/15/23	500,000	482,500
Genesis Energy 6.75% 8/1/22	500,000	490,000
Gulfport Energy 6.625% 5/1/23	300,000	285,000
Kinder Morgan Energy Partners 9.00% 2/1/19	850,000	853,684
Kunlun Energy 144A 2.875% 5/13/20 #	400,000	397,164
Laredo Petroleum 5.625% 1/15/22	500,000	451,250
Marathon Oil 2.80% 11/1/22	675,000	634,515
MPLX 4.875% 12/1/24	1,260,000	1,284,074
Newfield Exploration 5.75% 1/30/22	500,000	506,250
Nine Energy Service 144A 8.75% 11/1/23 #	250,000	238,750
Noble Energy 3.90% 11/15/24	1,055,000	1,023,199

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Oil and Gas Holding 144A 7.625% 11/7/24 #	215,000	$221,079
ONEOK 7.50% 9/1/23	1,655,000	1,882,224
Pertamina Persero 144A 4.30% 5/20/23 #	310,000	306,082
Petrobras Global Finance 4.375% 5/20/23	500,000	477,935
Sabine Pass Liquefaction
5.625% 3/1/25	975,000	1,014,164
5.75% 5/15/24	510,000	535,125
5.875% 6/30/26	465,000	493,271
Tecpetrol 144A 4.875% 12/12/22 #	305,000	282,125
Tullow Oil 144A 6.25% 4/15/22 #	250,000	241,875
Williams 4.55% 6/24/24	375,000	379,052
YPF 144A 51.00% (BADLARPP + 4.00%) 7/7/20 #•	325,000	132,080

		14,297,693

Finance Companies – 0.56%
Aviation Capital Group 144A 2.875% 1/20/22 #	605,000	585,807
BOC Aviation 144A 2.375% 9/15/21 #	400,000	385,935
Grupo de Inversiones Suramericana 144A 5.70% 5/18/21 #	500,000	516,875
International Lease Finance 8.625% 1/15/22	1,080,000	1,201,455

		2,690,072

Healthcare – 0.40%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	195,000	165,750
Encompass Health 5.125% 3/15/23	250,000	246,250
HCA 7.50% 2/15/22	250,000	266,250
HCA Healthcare 6.25% 2/15/21	500,000	512,500
Hill-Rom Holdings 144A 5.75% 9/1/23 #	325,000	326,219
UnitedHealth Group
3.50% 2/15/24	245,000	246,723
3.70% 12/15/25	160,000	161,821

		1,925,513

Insurance – 0.63%
Aviation Capital Group 144A 4.375% 1/30/24 #	630,000	631,481
AXA Equitable Holdings 144A 3.90% 4/20/23 #	575,000	568,397
Cigna
144A 3.326% (LIBOR03M + 0.89%) 7/15/23 #•	455,000	448,345
144A 3.75% 7/15/23 #	420,000	419,008
144A 4.125% 11/15/25 #	425,000	425,229
Willis North America 3.60% 5/15/24	505,000	493,621

		2,986,081

Natural Gas – 0.86%
CenterPoint Energy Resources 4.50% 1/15/21	2,700,000	2,755,362

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Natural Gas (continued)
Sempra Energy 2.90% 2/1/23	1,380,000	$1,342,146

		4,097,508

REITs – 0.21%
GEO Group 5.875% 1/15/22	250,000	244,388
Growthpoint Properties International 144A 5.872% 5/2/23 #	200,000	200,500
Kilroy Realty 3.45% 12/15/24	590,000	570,795

		1,015,683

Technology – 0.73%
Fiserv 3.80% 10/1/23	580,000	584,194
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	415,000	405,663
Microchip Technology
144A 3.922% 6/1/21 #	490,000	486,332
144A 4.333% 6/1/23 #	525,000	512,570
NXP 144A 4.125% 6/15/20 #	1,500,000	1,496,775

		3,485,534

Telecommunications – 0.31%
Level 3 Financing 5.125% 5/1/23	750,000	726,563
Sprint 7.875% 9/15/23	750,000	771,563

		1,498,126

Transportation – 0.78%
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #	300,000	267,234
Avis Budget Car Rental 5.50% 4/1/23	300,000	290,625
DAE Funding 144A 5.25% 11/15/21 #	500,000	493,125
United Airlines 2015-1 Class AA Pass-Through Trust 3.45% 12/1/27 t	316,483	300,168
United Parcel Service 5.125% 4/1/19	2,340,000	2,352,615

		3,703,767

Total Corporate Bonds (cost $201,003,175)		193,421,413

Loan Agreements – 2.62%

Acrisure Tranche B 1st Lien 6.772% (LIBOR01M + 4.25%) 11/22/23 •	494,987	478,900
Alpha 3 Tranche B1 1st Lien 5.803% (LIBOR03M + 3.00%) 1/31/24 •	1,458,435	1,395,237
Altice France Tranche B12 1st Lien 6.143% (LIBOR01M + 3.688%) 1/31/26 •	389,565	361,930
AssuredPartners Tranche B 1st Lien 5.772% (LIBOR01M + 3.25%) 10/22/24 •	563,636	532,636
Blue Ribbon 1st Lien 6.387% (LIBOR01M + 4.00%) 11/13/21 •	503,506	466,058

	Principal amount°	Value (US $)

Loan Agreements (continued)

Builders FirstSource 1st Lien 5.803% (LIBOR03M + 3.00%) 2/29/24 •	708,434	$667,344
Community Health Systems Tranche H 1st Lien 5.957% (LIBOR03M + 3.25%) 1/27/21 •	540,454	519,241
First Data 1st Lien 4.504% (LIBOR01M + 2.00%) 4/26/24 •	429,698	411,705
Gardner Denver Tranche B1 1st Lien 5.272% (LIBOR01M + 2.75%) 7/30/24 •	335,880	325,594
Mission Broadcasting Tranche B3 1st Lien 4.756% (LIBOR01M + 2.25%) 1/17/24 •	206,861	196,173
Nexstar Broadcasting Tranche B3 1st Lien 4.756% (LIBOR01M + 2.25%) 1/17/24 •	1,193,568	1,131,900
ON Semiconductor Tranche B 1st Lien 4.272% (LIBOR01M + 1.75%) 3/31/23 •	1,101,064	1,065,623
Republic of Angola 9.126% (LIBOR06M + 6.25%) 12/16/23 =•	318,750	302,813
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.772% (LIBOR01M + 3.25%) 6/1/23 •	1,825,330	1,785,400
Sprint Communications Tranche B 1st Lien 5.063% (LIBOR01M + 2.50%) 2/3/24 •	2,456,250	2,351,859
Staples 1st Lien 6.541% (LIBOR03M + 4.00%) 9/12/24 •	123,750	118,877
Summit Midstream Partners Holdings Tranche B 1st Lien 8.522% (LIBOR01M + 6.00%) 5/21/22 •	394,348	388,104

Total Loan Agreements (cost $12,599,202)		12,499,394

Municipal Bond – 0.02%

Commonwealth of Massachusetts
Series C 5.00% 10/1/25	100,000	118,145

Total Municipal Bond (cost $122,092)		118,145

Non-Agency Asset-Backed Securities – 28.72%

American Express Credit Account Master Trust
Series 2017-2 A 2.905% (LIBOR01M + 0.45%) 9/16/24 •	270,000	270,296
Series 2017-5 A 2.835% (LIBOR01M + 0.38%) 2/18/25 •	575,000	574,770
Series 2018-3 A 2.775% (LIBOR01M + 0.32%) 10/15/25 •	335,000	332,577
Series 2018-5 A 2.795% (LIBOR01M + 0.34%) 12/15/25 •	3,744,000	3,717,797
Series 2018-7 A 2.815% (LIBOR01M + 0.36%) 2/17/26 •	2,100,000	2,087,269
Series 2018-9 A 2.835% (LIBOR01M + 0.38%) 4/15/26 •	4,100,000	4,072,615

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

ARI Fleet Lease Trust
Series 2018-B A2 144A 3.22% 8/16/27 #	1,000,000	$1,002,801
BA Credit Card Trust
Series 2017-A1 A1 1.95% 8/15/22	3,000,000	2,964,249
Series 2018-A3 A3 3.10% 12/15/23	2,100,000	2,112,782
Barclays Dryrock Issuance Trust
Series 2017-1 A 2.785% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 •	2,810,000	2,811,071
BMW Vehicle Lease Trust
Series 2016-2 A3 1.43% 9/20/19	521,475	520,700
Cabela’s Credit Card Master Note Trust
Series 2015-1A A1 2.26% 3/15/23	500,000	494,828
CARDS II Trust
Series 2017-1A A 144A 2.825% (LIBOR01M + 0.37%) 4/18/22 #•	365,000	364,964
CarMax Auto Owner Trust
Series 2018-1 A2B 2.605% (LIBOR01M + 0.15%) 5/17/21 •	1,079,238	1,078,730
Chase Issuance Trust
Series 2014-A5 A5 2.825% (LIBOR01M + 0.37%) 4/15/21 •	281,000	281,183
Series 2016-A1 A 2.865% (LIBOR01M + 0.41%) 5/15/21 •	3,026,000	3,028,490
Series 2016-A3 A3 3.005% (LIBOR01M + 0.55%) 6/15/23 •	7,350,000	7,386,209
Series 2017-A1 A 2.755% (LIBOR01M + 0.30%) 1/15/22 •	905,000	905,439
Series 2017-A2 A 2.855% (LIBOR01M + 0.40%) 3/15/24 •	1,300,000	1,299,998
Chesapeake Funding II
Series 2017-4A A2 144A 2.795% (LIBOR01M + 0.34%) 11/15/29 #•	1,564,271	1,560,755
Citibank Credit Card Issuance Trust
Series 2016-A3 A3 2.873% (LIBOR01M + 0.49%) 12/7/23 •	4,270,000	4,274,688
Series 2017-A5 A5 3.124% (LIBOR01M + 0.62%, Floor 0.62%) 4/22/26 •	360,000	361,851
Series 2017-A7 A7 2.757% (LIBOR01M + 0.37%) 8/8/24 •	11,900,000	11,863,172
Series 2017-A9 A9 1.80% 9/20/21	4,500,000	4,463,776
Series 2018-A2 A2 2.80% (LIBOR01M + 0.33%) 1/20/25 •	8,845,000	8,793,408
Series 2018-A4 A4 2.723% (LIBOR01M + 0.34%) 6/7/25 •	1,750,000	1,735,978

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Discover Card Execution Note Trust
Series 2017-A1 A1 2.945% (LIBOR01M + 0.49%) 7/15/24 •	13,995,000	$14,024,097
Series 2017-A7 A7 2.815% (LIBOR01M + 0.36%) 4/15/25 •	4,465,000	4,445,836
Series 2018-A2 A2 2.785% (LIBOR01M + 0.33%) 8/15/25 •	4,000,000	3,968,597
Series 2018-A3 A3 2.685% (LIBOR01M + 0.23%, Floor 0.23%) 12/15/23 •	2,465,000	2,456,708
Ford Credit Auto Owner Trust
Series 2015-A C 2.20% 11/15/20	2,540,000	2,530,882
Ford Credit Floorplan Master Owner Trust A
Series 2014-2 A 2.955% (LIBOR01M + 0.50%, Floor 0.50%) 2/15/21 •	3,850,000	3,851,104
Series 2015-2 A2 3.025% (LIBOR01M + 0.57%, Floor 0.57%) 1/15/22 •	1,470,000	1,474,143
Series 2017-1 A2 2.875% (LIBOR01M + 0.42%) 5/15/22 •	400,000	401,313
Series 2017-2 A2 2.805% (LIBOR01M + 0.35%, Floor 0.62%) 9/15/22 •	1,000,000	1,001,185
Golden Credit Card Trust
Series 2014-2A A 144A 2.905% (LIBOR01M + 0.45%) 3/15/21 #•	540,000	540,046
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	242,475	241,481
Hyundai Auto Lease Securitization Trust
Series 2016-C A3 144A 1.49% 2/18/20 #	874,887	874,107
Series 2018-A A3 144A 2.81% 4/15/21 #	700,000	697,534
Invitation Homes Trust
Series 2018-SFR1 A 144A 3.155% (LIBOR01M + 0.70%) 3/17/37 #•	1,351,515	1,323,269
Mercedes-Benz Master Owner Trust
Series 2017-BA A 144A 2.875% (LIBOR01M + 0.42%) 5/16/22 #•	3,540,000	3,540,342
Series 2018-BA A 144A 2.795% (LIBOR01M + 0.34%) 5/15/23 #•	1,200,000	1,196,678
MMAF Equipment Finance
Series 2015-AA A5 144A 2.49% 2/19/36 #	2,000,000	1,984,121
Navistar Financial Dealer Note Master Owner Trust II
Series 2017-1 A 144A 3.286% (LIBOR01M + 0.78%) 6/27/22 #•	1,000,000	1,001,056
Series 2018-1 A 144A 3.136% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #•	330,000	329,876

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Nissan Master Owner Trust Receivables
Series 2016-A A1 3.095% (LIBOR01M + 0.64%, Floor 0.65%) 6/15/21 •	3,040,000	$3,042,567
Series 2017-C A 2.775% (LIBOR01M + 0.32%) 10/17/22 •	890,000	888,761
PFS Financing
Series 2018-A A 144A 2.855% (LIBOR01M + 0.40%) 2/15/22 #•	240,000	239,828
Series 2018-E A 144A 2.905% (LIBOR01M + 0.45%) 10/17/22 #•	910,000	908,406
Tesla Auto Lease Trust
Series 2018-A A 144A 2.32% 12/20/19 #	701,239	699,312
Series 2018-B A 144A 3.71% 8/20/21 #	310,000	310,748
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	343,520	338,321
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	404,998	397,777
Toyota Auto Receivables Owner Trust
Series 2018-A A2B 2.525% (LIBOR01M + 0.07%) 10/15/20 •	1,929,103	1,929,039
Series 2018-C A2B 2.575% (LIBOR01M + 0.12%) 8/16/21 •	1,000,000	1,000,022
Trafigura Securitisation Finance
Series 2017-1A A1 144A 3.305% (LIBOR01M + 0.85%) 12/15/20 #•	3,410,000	3,425,659
Series 2018-1A A1 144A 3.185% (LIBOR01M + 0.73%) 3/15/22 #•	200,000	200,052
Verizon Owner Trust
Series 2016-2A A 144A 1.68% 5/20/21 #	1,335,363	1,327,742
Series 2017-3A A1B 144A 2.74% (LIBOR01M + 0.27%) 4/20/22 #•	4,675,000	4,673,597
Series 2018-1A A1B 144A 2.73% (LIBOR01M + 0.26%) 9/20/22 #•	135,000	134,797
Volkswagen Auto Loan Enhanced Trust
Series 2018-1 A2B 2.65% (LIBOR01M + 0.18%) 7/20/21 •	365,000	365,104
Volvo Financial Equipment Master Owner Trust
Series 2017-A A 144A 2.955% (LIBOR01M + 0.50%) 11/15/22 #•	2,000,000	2,004,232
Wheels SPV 2
Series 2018-1A A2 144A 3.06% 4/20/27 #	965,000	964,985

Total Non-Agency Asset-Backed Securities (cost $135,866,435)		137,093,720

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations – 0.74%

Banc of America Alternative Loan Trust
Series 2005-6 7A1 5.50% 7/25/20	9,663	$8,826
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27 #•	31,733	31,840
JPMorgan Mortgage Trust
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	455,000	455,143
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #•	264,259	261,635
Silverstone Master Issuer
Series 2018-1A 1A 144A 2.859% (LIBOR03M + 0.39%) 1/21/70 #•	2,700,000	2,686,292
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 4.139% 4/25/36 •	69,335	68,423

Total Non-Agency Collateralized Mortgage Obligations (cost $3,498,495)		3,512,159

Non-Agency Commercial Mortgage-Backed Security – 0.02%

DB-UBS Mortgage Trust
Series 2011-LC1A C 144A 5.698% 11/10/46 #•	100,000	104,357

Total Non-Agency Commercial Mortgage-Backed Security (cost $110,844)		104,357

Regional Bond – 0.06%Δ

Argentina – 0.06%
Provincia de Cordoba 144A 7.45% 9/1/24 #	350,000	287,000

Total Regional Bond (cost $366,187)		287,000

Sovereign Bonds – 1.03%Δ

Argentina – 0.09%
Argentine Republic Government International Bond 5.625% 1/26/22	500,000	423,750

		423,750

Costa Rica – 0.05%
Costa Rica Government International Bond 144A 4.25% 1/26/23 #	250,000	220,938

		220,938

Croatia – 0.04%
Croatia Government International Bond 144A 5.50% 4/4/23 #	200,000	210,152

		210,152

Dominican Republic – 0.07%
Dominican Republic International Bond 144A 7.50% 5/6/21 #	300,000	310,500

		310,500

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Egypt – 0.08%
Egypt Government International Bond 144A 5.577% 2/21/23 #	400,000	$380,138

		380,138

Mongolia – 0.04%
Development Bank of Mongolia 144A 7.25% 10/23/23 #	200,000	196,608

		196,608

Nigeria – 0.10%
Nigeria Government International Bond 5.625% 6/27/22	500,000	485,423

		485,423

Republic of Korea – 0.11%
Export-Import Bank of Korea 3.513% (LIBOR03M + 0.775%) 6/1/23 •	500,000	500,614

		500,614

Saudi Arabia – 0.10%
Kingdom of Saudi Arabia Sukuk 144A 2.894% 4/20/22 #	500,000	487,775

		487,775

Serbia – 0.05%
Serbia International Bond 144A 4.875% 2/25/20 #	250,000	252,482

		252,482

Sri Lanka – 0.10%
Sri Lanka Government International Bond 144A 5.75% 4/18/23 #	500,000	462,595

		462,595

Turkey – 0.10%
Hazine Mustesarligi Varlik Kiralama 144A 4.251% 6/8/21 #	500,000	484,973

		484,973

Ukraine – 0.10%
Ukraine Government International Bond
144A 7.75% 9/1/20 #	250,000	241,710
144A 8.994% 2/1/24 #	250,000	233,877

		475,587

Total Sovereign Bonds (cost $5,155,120)		4,891,535

Supranational Banks – 0.15%

Arab Petroleum Investments 144A 4.125% 9/18/23 #	200,000	200,276
Banque Ouest Africaine de Developpement 144A 5.50% 5/6/21 #	500,000	508,965

Total Supranational Banks (cost $729,160)		709,241

	Principal amount°	Value (US $)
US Treasury Obligations – 1.19%
US Treasury Notes 2.875% 8/15/28	1,380,000	$1,402,592
3.125% 11/15/28	4,135,000	4,292,669

Total US Treasury Obligations (cost $5,600,184)		5,695,261

	Number of Shares
Preferred Stock – 0.31%
Morgan Stanley 5.55% µ	1,180,000	1,146,665
USB Realty 144A 3.583% (LIBOR03M + 1.147%) #•	400,000	347,000

Total Preferred Stock (cost $1,490,000)		1,493,665

	Principal amount°
Short-Term Investments – 7.67%
Discount Note – 1.23%≠
Federal Home Loan Bank 1.05% 1/2/19	5,847,008	5,847,008

		5,847,008

Repurchase Agreements – 6.31%
Bank of America Merrill Lynch 2.95%, dated 12/31/18, to be repurchased on 1/2/19, repurchase at $3,654,979 (cash collateralized of $3,654,380)	3,654,380	3,654,380
Bank of Montreal 2.60%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $10,050,997 (collateralized by US government obligations 0.00%–3.75% 1/24/19–2/15/47; market value $10,250,538)	10,049,545	10,049,545
BNP Paribas 2.93%, dated 12/31/18, to be repurchased on 1/2/19, repurchase price $16,435,436 (collateralized by US government obligations 0.00%–8.00% 2/15/19–8/15/46; market value $16,761,417)	16,432,761	16,432,761

		30,136,686

US Treasury Obligation – 0.13%≠
US Treasury Bill 1.493% 1/3/19	630,496	630,456

		630,456

Total Short-Term Investments (cost $36,613,771)		36,614,150

Total Value of Securities – 104.09% (cost $504,610,196)		$496,856,211

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2018, the aggregate value of Rule 144A securities was $97,418,277, which represents 20.41% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

Schedule of investments

Delaware Limited-Term Diversified Income Fund

t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	PIK. 100% of the income received was in the form of cash.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2018. Rate will reset at a future date.

∑	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

y	No contractual maturity date.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Dec. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

f	Step coupon bond. Stated rate in effect at Dec. 31, 2018 through maturity date.

The following futures and swap contracts were outstanding at Dec. 31, 2018:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(31)	US Treasury Long Bonds	$(4,313,998)	$(4,526,000)	3/20/19	$—	$(212,002)	$(14,531)
(126)	US Treasury 5 yr Notes	(14,353,870)	(14,450,625)	3/29/19	—	(96,755)	(31,500)
151	US Treasury 5 yr Notes	17,023,319	17,317,813	3/29/19	294,494	—	37,750
(57)	US Treasury 10 yr Notes	(6,888,683)	(6,954,891)	3/20/19	—	(66,208)	(22,266)
84	US Treasury 10 yr Notes	9,996,205	10,249,313	3/20/19	253,108	—	32,813

Total Futures Contracts		$1,462,973			$547,602	$(374,965)	$2,266

Swap Contracts
CDS Contracts[2]

Reference Obligation/ Termination Date/ Payment Frequency		Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared/Protection Purchased:
CDX.NA.HY.30[5] 6/20/23-Quarterly		44,000,000	5.00%	$(1,351,386)	$(2,091,861)	$740,475	$(58,417)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued

Schedule of investments

Delaware Limited-Term Diversified Income Fund

daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional amount shown is stated in US Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $55,154.

5Markit’s CDX.NA.HY.30 Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

BADLARPP – Argentina Term Deposit Rate

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North American High-Yield

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

DB – Deutsche Bank

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GSMPS – Goldman Sachs Reperforming Mortgage Securities

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR012M – ICE LIBOR USD 12 Month

NCUA – National Credit Union Administration

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

yr – Year

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities

Delaware Limited-Term Diversified Income Fund	December 31, 2018

Assets:
Investments, at value[1]	$496,856,211
Cash	1,175,687
Cash collateral due from brokers	2,833,767
Receivable for securities sold	23,776,175
Receivable for fund shares sold	3,918,265
Dividends and interest receivable	2,997,799
Variation margin due from broker on future contracts	2,266

Total assets	531,560,170

Liabilities:
Payable for securities purchased	47,839,264
Payable for fund shares redeemed	3,520,524
Upfront payments received on credit default swap contracts	2,091,861
Distribution payable	325,838
Dividend disbursing and transfer agent fees and expenses payable to nonaffiliates	99,778
Distribution fees payable to affiliates	76,206
Swap payments payable	72,807
Variation margin due to broker on centrally cleared credit default swap contracts	58,417
Other accrued expenses	57,251
Investment management fees payable	45,696
Reports and statements to shareholders expenses payable to nonaffiliates	33,468
Audit and tax fees payable	5,733
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,138
Accounting and administration expenses payable to affiliates	1,899
Trustees’ fees and expenses payable	1,170
Legal fees payable to affiliates	786
Reports and statements to shareholders expenses payable to affiliates	353

Total liabilities	54,235,189

Total Net Assets	$477,324,981

Net Assets Consist of:
Paid-in capital	$527,705,790
Total distributable earnings (loss)	(50,380,809)

Total Net Assets	$477,324,981

Net Asset Value
Class A:
Net assets	$168,002,761
Shares of beneficial interest outstanding, unlimited authorization, no par	20,633,789
Net asset value per share	$8.14
Sales charge	2.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.37

Class C:
Net assets	$64,323,753
Shares of beneficial interest outstanding, unlimited authorization, no par	7,904,944
Net asset value per share	$8.14

Class R:
Net assets	$2,753,523
Shares of beneficial interest outstanding, unlimited authorization, no par	338,119
Net asset value per share	$8.14

Institutional Class:
Net assets	$240,614,197
Shares of beneficial interest outstanding, unlimited authorization, no par	29,557,577
Net asset value per share	$8.14

Class R6:
Net assets	$1,630,747
Shares of beneficial interest outstanding, unlimited authorization, no par	200,443
Net asset value per share	$8.14
_______________
[1]Investments, at cost	$504,610,196

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Limited-Term Diversified Income Fund	Year ended December 31, 2018

Investment Income:
Interest	$18,609,200

Expenses:
Management fees	3,008,090
Distribution expenses — Class A	683,928
Distribution expenses — Class C	747,897
Distribution expenses — Class R	16,240
Dividend disbursing and transfer agent fees and expenses	655,387
Accounting and administration expenses	142,137
Registration fees	83,495
Reports and statements to shareholders	63,791
Legal fees	55,983
Audit and tax	53,287
Custodian fees	35,761
Trustees’ fees and expenses	29,521
Other	99,172

5,674,689
Less waived distribution expenses — Class A	(273,571)
Less expenses waived	(1,496,882)
Less expenses paid indirectly	(7,009)

Total operating expenses	3,897,227

Net Investment Income	14,711,973

Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(9,935,395)
Futures contracts	(4,794)
Swap contracts	(3,251,126)

Net realized loss	(13,191,315)

Net change in unrealized appreciation (depreciation) of:
Investments	(10,967,162)
Futures contracts	296,481
Swap contracts	2,027,146

Net change in unrealized appreciation (depreciation)	(8,643,535)

Net Realized and Unrealized Loss	(21,834,850)

Net Decrease in Net Assets Resulting from Operations	$(7,122,877)

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets

Delaware Limited-Term Diversified Income Fund

	Year ended
	12/31/18	12/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,711,973	$15,794,835
Net realized gain (loss)	(13,191,315)	1,938,684
Net change in unrealized appreciation (depreciation)	(8,643,535)	104,282

Net increase (decrease) in net assets resulting from operations	(7,122,877)	17,837,801

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(6,605,068)	(7,023,929)
Class C	(1,121,084)	(960,478)
Class R	(65,255)	(61,643)
Institutional Class	(6,331,954)	(6,200,139)
Class R6	(41,385)	(9,395)

Return of capital:
Class A	(761,808)	(2,468,043)
Class C	(291,854)	(577,792)
Class R	(12,483)	(24,650)
Institutional Class	(1,091,278)	(1,719,118)
Class R6	(7,400)	(10,554)

	(16,329,569)	(19,055,741)

Capital Share Transactions:
Proceeds from shares sold:
Class A	61,557,245	15,565,146
Class C	8,161,913	5,223,708
Class R	608,932	1,162,492
Institutional Class	109,538,773	86,469,266
Class R6	68,905	1,757,715

	Year ended
	12/31/18	12/31/17
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$6,812,577	$9,358,059
Class C	1,279,319	1,439,507
Class R	74,280	86,379
Institutional Class	6,239,630	6,508,853
Class R6	48,142	19,385

	194,389,716	127,590,510

Cost of shares redeemed:
Class A	(272,066,900)	(79,595,237)
Class C	(31,692,028)	(37,072,075)
Class R	(1,625,580)	(2,407,328)
Institutional Class	(131,705,570)	(204,019,609)
Class R6	(58,305)	(135,029)

	(437,148,383)	(323,229,278)

Decrease in net assets derived from capital share transactions	(242,758,667)	(195,638,768)

Net Decrease in Net Assets	(266,211,113)	(196,856,708)
Net Assets:
Beginning of year	743,536,094	940,392,802

End of year[1]	$477,324,981	$743,536,094

[1]

Net Assets – End of year includes undistributed net investment income of $459,218 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Dec. 31, 2018, the Fund has adopted amendments to Regulation S-X (see Note 13 in “Notes to financial statements”). For the year ended Dec. 31, 2017, the dividends and distributions to shareholders were as follows:

				Institutional
	Class A	Class C	Class R	Class	Class R6
Dividends from net investment income	$(7,023,929)	$(960,478)	$(61,643)	$(6,200,139)	$(9,395)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Dec. 31, 2014, return of capital distributions of $208,221 were made by the Fund’s Class A shares, which calculated to a de minimis amount of $(0.004) per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended
12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
$8.46	$8.48	$8.43	$8.52	$8.55

0.20	0.16	0.12	0.11	0.10
(0.29)	0.02	0.08	(0.06)	0.01

(0.09)	0.18	0.20	0.05	0.11

(0.19)	(0.15)	(0.14)	(0.13)	(0.14)
(0.04)	(0.05)	(0.01)	(0.01)	— [2]

(0.23)	(0.20)	(0.15)	(0.14)	(0.14)

$8.14	$8.46	$8.48	$8.43	$8.52

(1.08% )	2.11%	2.42%	0.62%	1.28%

$168,003	$382,353	$437,803	$439,310	$472,654
0.60%	0.74%	0.81%	0.83%	0.83%
0.95%	0.94%	0.92%	0.93%	0.93%
2.46%	1.95%	1.36%	1.29%	1.13%
2.11%	1.75%	1.25%	1.19%	1.03%
130%	151%	124%	94%	80%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period.

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Dec. 31, 2014, return of capital distributions of $77,978 were made by the Fund’s Class C shares, which calculated to a de minimis amount of $(0.004) per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

$8.45	$8.47	$8.42	$8.52	$8.54

0.13	0.09	0.04	0.04	0.02
(0.28)	0.02	0.09	(0.07)	0.02

(0.15)	0.11	0.13	(0.03)	0.04

(0.12)	(0.08)	(0.07)	(0.06)	(0.06)
(0.04)	(0.05)	(0.01)	(0.01)	— [2]

(0.16)	(0.13)	(0.08)	(0.07)	(0.06)

$8.14	$8.45	$8.47	$8.42	$8.52

(1.80% )	1.25%	1.55%	(0.35% )	0.55%

$64,324	$89,456	$120,011	$141,739	$176,904
1.45%	1.59%	1.66%	1.68%	1.68%
1.70%	1.69%	1.67%	1.68%	1.68%
1.61%	1.10%	0.51%	0.44%	0.28%
1.36%	1.00%	0.50%	0.44%	0.28%
130%	151%	124%	94%	80%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Dec. 31, 2014, return of capital distributions of $3,533 were made by the Fund’s Class R shares, which calculated to a de minimis amount of $(0.004) per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended
12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
$8.46	$8.48	$8.43	$8.52	$8.55

0.18	0.14	0.09	0.08	0.07
(0.30)	0.01	0.08	(0.06)	0.01

(0.12)	0.15	0.17	0.02	0.08

(0.16)	(0.12)	(0.11)	(0.10)	(0.11)
(0.04)	(0.05)	(0.01)	(0.01)	— [2]

(0.20)	(0.17)	(0.12)	(0.11)	(0.11)

$8.14	$8.46	$8.48	$8.43	$8.52

(1.43% )	1.76%	2.06%	0.27%	0.93%

$2,753	$3,819	$4,984	$6,298	$8,022
0.95%	1.09%	1.16%	1.18%	1.18%
1.20%	1.19%	1.17%	1.18%	1.18%
2.11%	1.60%	1.01%	0.94%	0.78%
1.86%	1.50%	1.00%	0.94%	0.78%
130%	151%	124%	94%	80%

Financial highlights

Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Dec. 31, 2014, return of capital distributions of $236,380 were made by the Fund’s Institutional Class shares, which calculated to a de minimis amount of $(0.004) per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended
12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
$8.46	$8.47	$8.43	$8.52	$8.55

0.22	0.18	0.13	0.12	0.11
(0.30)	0.02	0.07	(0.06)	0.01

(0.08)	0.20	0.20	0.06	0.12

(0.20)	(0.16)	(0.15)	(0.14)	(0.15)
(0.04)	(0.05)	(0.01)	(0.01)	— [2]

(0.24)	(0.21)	(0.16)	(0.15)	(0.15)

$8.14	$8.46	$8.47	$8.43	$8.52

(0.93% )	2.39%	2.45%	0.77%	1.43%

$240,614	$266,274	$377,595	$464,429	$536,508
0.45%	0.59%	0.66%	0.68%	0.68%
0.70%	0.69%	0.67%	0.68%	0.68%
2.61%	2.10%	1.51%	1.44%	1.28%
2.36%	2.00%	1.50%	1.44%	1.28%
130%	151%	124%	94%	80%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 12/31/18	5/1/17[1] to 12/31/17

Net asset value, beginning of period	$8.45	$8.50

Income (loss) from investment operations:
Net investment income[2]	0.22	0.12
Net realized and unrealized loss	(0.28)	(0.03)

Total from investment operations	(0.06)	0.09

Less dividends and distributions from:
Net investment income	(0.21)	(0.09)
Return of capital	(0.04)	(0.05)

Total dividends and distributions.	(0.25)	(0.14)

Net asset value, end of period	$8.14	$8.45

Total return[3]	(0.75% )	1.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,631	$1,634
Ratio of expenses to average net assets	0.38%	0.52%
Ratio of expenses to average net assets prior to fees waived	0.62%	0.61%
Ratio of net investment income to average net assets	2.68%	2.11%
Ratio of net investment income to average net assets prior to fees waived	2.44%	2.02%
Portfolio turnover	130%	151% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

December 31, 2018

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class A share purchases of $1,000,000 or more will incur a limited contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers or other financial intermediaries.

The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services -Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Dec. 31, 2018 and for all open tax years (years ended Dec. 31, 2015–Dec. 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2018, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares are not allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2018 and matured on the next business day.

To Be Announced Trades – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Fund earned $6,517 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2018, the Fund earned $492 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective April 30, 2018, DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

shareholder meetings, and liquidations) do not exceed 0.39% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares and 0.32% of average daily net assets of Class R6 shares. Prior to April 30, 2018, the expense waiver was 0.59% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares, and 0.52% of average daily net assets of Class R6 shares. The expense waivers were in effect from Jan. 1, 2018 through Dec. 31, 2018.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Dec. 31, 2018, the Fund was charged $26,928 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Dec. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2018, the Fund was charged $91,964 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. These fees are calculated daily and paid monthly. DDLP has contractually agreed to waive Class A shares’ 12b-1 fee to

0.15% of average daily net assets from Jan.1, 2018 through Dec. 31, 2018.** The waiver is calculated daily and received monthly. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Dec. 31, 2018, the Fund was charged $20,070 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Dec. 31, 2018, DDLP earned $4,371 for commissions on sales of the Fund’s Class A shares. For the year ended Dec. 31, 2018, DDLP received gross CDSC commissions of $593 and $36,321 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Dec. 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2018, the Fund engaged in Rule 17a-7 securities purchases of $625,373. The Fund did not engage in Rule 17a-7 securities sales for the year ended Dec. 31, 2018.

*The aggregate contractual waiver period covering this report is from Oct. 5, 2016 through Apr. 30, 2019 for all classes other than Class R6 and May 1, 2017 through April 30, 2019 for Class R6.

**The aggregate contractual waiver period covering this report is from May 1, 2017 through April 30, 2019.

3. Investments

For the year ended Dec. 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$229,972,145
Purchases of US government securities	567,781,104
Sales other than US government securities	368,108,390
Sales of US government securities	675,911,378

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$507,232,792

Aggregate unrealized appreciation of investments and derivatives	$3,784,409
Aggregate unrealized depreciation of investments and derivatives	(13,247,878)

Net unrealized depreciation of investments and derivatives	$(9,463,469)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a

Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Dec. 31, 2018:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$241,126,407	$—	$241,126,407
Corporate Debt	—	193,421,413	—	193,421,413
Foreign Debt	—	5,887,776	—	5,887,776
Loan Agreements[1]	—	12,196,581	302,813	12,499,394
Municipal Bonds	—	118,145	—	118,145
US Treasury Obligation	—	5,695,261	—	5,695,261
Preferred Stock	—	1,493,665	—	1,493,665
Short-Term Investments	—	36,614,150	—	36,614,150

Total Value of Securities	$—	$496,553,398	$302,813	$496,856,211

Derivatives[2]
Assets:
Futures Contracts	$547,602	$—	$—	$547,602
Swap Contracts	—	740,475	—	740,475
Liabilities:
Futures Contracts	(374,965)	—	—	(374,965)

1Security type is valued across multiple levels. Level 2 investments represent investments with observable inputs, or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 2 investments and Level 3 investments represent the following percentages of the total market value of this security type:

	Level 2	Level 3	Total
Loan Agreements	97.58%	2.42%	100.00%

2Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended Dec. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as they are not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2018 and 2017 was as follows:

	Year ended
	12/31/18	12/31/17
Ordinary income	$14,164,746	$14,255,584
Return of capital	2,164,823	4,800,157

Total	$16,329,569	$19,055,741

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$527,705,790
Capital loss carryforwards	(40,591,502)
Distributions payable	(325,838)
Unrealized depreciation of investments, foreign currencies, and derivatives	(9,463,469)

Net assets	$477,324,981

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of swap contracts, tax treatment of market discount and premium on debt instruments, and CDS contracts.

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$24,584,230	$16,007,272	$40,591,502

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/18	12/31/17
Shares sold:
Class A	7,455,788	1,833,797
Class C	994,983	616,077
Class R	73,352	136,853
Institutional Class	13,238,946	10,187,339
Class R6	8,298	206,996

Shares issued upon reinvestment of dividends and distributions:
Class A	821,884	1,101,960
Class C	154,748	169,580
Class R	8,977	10,168
Institutional Class	754,866	766,556
Class R6	5,827	2,285

	23,517,669	15,031,611

Shares redeemed:
Class A	(32,855,442)	(9,374,017)
Class C	(3,829,235)	(4,368,453)
Class R	(195,772)	(283,345)
Institutional Class	(15,928,399)	(24,017,191)
Class R6	(7,022)	(15,941)

	(52,815,870)	(38,058,947)

Net decrease	(29,298,201)	(23,027,336)

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended Dec. 31, 2018 and 2017, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
Year ended	Shares	Shares	Shares	Shares	Value
12/30/18	22,045	115,207	107,691	29,678	$1,137,207
12/30/17	629,840	46,009	5,106	671,620	5,739,302

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,0000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Fund, along with the other Participants, entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased from $190,000,000 to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019

The Fund had no amounts outstanding as of Dec. 31, 2018 or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives, (2) how they are accounted for, and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2018, the Fund posted $56,000 cash collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended Dec. 31, 2018, the Fund used futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2018, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. For the year ended Dec. 31, 2018, the Fund did not enter into any CDS contracts as a seller of protection.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

At Dec. 31, 2018, the Fund posted $2,777,767 cash collateral for open centrally cleared credit default swap contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2018, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Fair value of derivative instruments as of Dec. 31, 2018 was as follows:

	Asset Derivatives Fair Value
Statement of Assets and	Interest	Credit
Liabilities Location	Contracts	Contracts	Total
Variation margin due from broker on futures contracts*	$547,602	$—	$547,602
Unrealized appreciation on credit default swap contracts	—	740,475	740,475

Total	$547,602	$740,475	$1,288,077

	Liability Derivatives Fair Value
	Interest
Statement of Assets and	Rate	Credit
Liabilities Location	Contracts	Contracts	Total
Variation margin due to broker on futures contracts*	$374,965	$—	$374,965

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Dec. 31, 2018. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2018 was as follows:

		Net Realized Loss on:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate contracts	$(4,794)	$—	$(4,794)
Credit contracts	—	(3,251,126)	(3,251,126)

Total	$(4,794)	$(3,251,126)	$(3,255,920)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate contracts	$296,481	$—	$296,481
Credit contracts	—	2,027,146	2,027,146

Total	$296,481	$2,027,146	$2,323,627

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Dec. 31, 2018.

	Long Derivatives Volume	Short Derivatives Volume
Futures contracts (average notional value)	USD 31,831,498	USD 67,715,245
CDS contracts (average notional value)*	68,139,524	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of Dec. 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$3,654,380	$—	$(3,654,380)	$(3,654,380)	$—
Bank of Montreal	10,049,545	(10,049,545)	—	(10,049,545)	—
BNP Paribas	16,432,761	(16,432,761)	—	(16,432,761)	—

Total	$30,136,686	$(26,482,306)	$(3,654,380)	$(30,136,686)	$—

(a)	The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2018.

(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Dec. 31, 2018, the Fund had no securities out on loan.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high-yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

13. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables —Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2018, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Limited-Term Government Funds

and Shareholders of Delaware Limited-Term Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Limited-Term Diversified Income Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2018, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	86.74%
(B) Return of Capital (Tax-Basis)	13.26%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Board consideration of advisory agreement for Delaware Limited-Term Diversified Income Fund at a meeting held August 15-16, 2018

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Limited-Term Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders (a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment-grade debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board consideration of advisory agreement for Delaware Limited-Term Diversified Income Fund at a meeting held August 15-16, 2018 (continued)

comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board consideration of sub-advisory agreement for Delaware Limited-Term Diversified Income Fund at a meeting held November 14-15, 2018

At a meeting held on Nov. 14-15, 2018, the Board of Trustees of Delaware Limited-Term Diversified Income Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) for the Fund. MIMAK may also be referenced as “sub-advisor” below.

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the experience of its key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreement were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, extent, and quality of services that MIMAK would provide as a sub-advisor to the Fund. The Trustees considered the type of services to be provided by MIMAK in connection with DMC’s management of the Fund, and the qualifications and experience of MIMAK’s research team. The Board considered MIMAK’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMAK, and Management’s favorable assessment as to the nature, extent, and quality of the research services to be provided by MIMAK, as well as MIMAK’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by the MIMAK, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to MIMAK’s on-the-ground research expertise, perspective, and resources.

Sub-advisory fees. The Board considered that DMC would not pay fees in connection with MIMAK’s services. The Board concluded that, in light of the quality and extent of the services to be provided and

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board consideration of sub-advisory agreement for Delaware Limited-Term Diversified Income Fund at a meeting held November 14-15, 2018 (continued)

the nature of the business relationships between DMC and MIMAK investment recommendations and ideas, including with respect to specific securities, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMAK would provide asset allocation services, but that DMC’s portfolio managers for the Fund would retain portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015

Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the {l registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director and Audit Committee
Member — vTv
Therapeutics LLC

Director and Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.

Private Investor	59	None
(2004–Present)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director —
Carrizo Oil & Gas, Inc.
Executive Advisor to Dean		(March 2018–Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Vice Chairman	59	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Chief Executive Officer	59	Director and Audit
and President —		Committee Member—
Gore Creek		H&R Block Corporation
Capital, Ltd.		(July 2008–Present)
(August 2009–Present)
Director and Audit
Committee Member—
Grange Insurance
(2013-Present)

Trustee and Audit
Committee Member—
The Merger Fund
(2013-Present),
The Merger Fund VL
(2013-Present);
WCM Alternatives:
Event-Driven Fund
(2013-Present),
and WCM Alternatives:
Credit Event Fund
(December 2017-Present)

Director—International
Securities Exchange
(2010-2016)

Vice President and Treasurer	59	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009-2017)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

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About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	Lucinda S. Landreth	Thomas K. Whitford

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

New York, NY

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $46,880 for the fiscal year ended December 31, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $45,575 for the fiscal year ended December 31, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,738 for the fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,733 for the fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended December 31, 2018 and December 31, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 6, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 6, 2019